UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
This report constitutes Amendment No 1 to Registrants Current Report on Form 8-K dated October 1, 2009

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 Fifth Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Explantory Note:

On October 7, 2009, Premier Financial Bancorp, Inc. (“Premier”) filed a Form 8-K to report that the Company had closed its merger with Abigail Adams National Bancorp, Inc. (“Adams”).  In response to part (b) of Item 9.01 of such Form 8-K, it was stated that the required unaudited pro forma combined condensed financial information reflecting the merger with Adams would be filed no later than 71 calendar days after the date that the current report was filed, as permitted by the form’s rules.  This Amendment No. 1 is being filed to provide the unaudited pro forma combined condensed financial information required by Item 9.01(b) of the form.

Item 9.01.      Financial Statements and Exhibits

    (b)  Pro forma Financial Information

The required unaudited  pro forma combined condensed financial information reflecting Premier’s merger with Adams is attached as Exhibit 99.5 to this Amendment No. 1 on Form 8-K.

    (d) Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: November 10, 2009                                          Brien M. Chase, Senior Vice President
  and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
4.1 *	Warrant to purchase 628,588 Shares of Common Stock (common shares) of Premier Financial Bancorp, Inc., issued to the United States Department of the Treasury on October 2, 2009
10.1 *
Letter Agreement, dated October 2, 2009, including Securities Purchase Agreement Standard Terms attached thereto as Exhibit A, between Premier Financial Bancorp, Inc. and the United States Department of the Treasury [NOTE:  Annex A to Securities Purchase Agreement is not included herewith; filed as Exhibit 3.1(i) to Current Report on Form 8-K filed by Premier on October 2, 2009 and incorporated herein by reference.]

10.2(a) *	Letter Agreement between Premier Financial Bancorp, Inc. and Robert W. Walker, executed on September 22, 2009 and effective October 2, 2009.
10.2(b) *	Letter Agreement between Premier Financial Bancorp, Inc. and Brien M. Chase, executed on September 22, 2009 and effective October 2, 2009.
10.2(c) *	Letter Agreement between Premier Financial Bancorp, Inc. and Dennis J. Klingensmith, executed on September 25, 2009 and effective October 2, 2009.
10.2(d) *	Letter Agreement between Premier Financial Bancorp, Inc. and Michael R. Mineer, executed on September 25, 2009 and effective October 2, 2009.
10.2(e) *	Letter Agreement between Premier Financial Bancorp, Inc. and Duane K. Bickings, executed on September 22, 2009 and effective October 2, 2009.
99.1 *	News Release issued by Premier Financial Bancorp, Inc. on October 1, 2009
99.2 *	News Release issued by Premier Financial Bancorp, Inc. on October 6, 2009
99.3 *	Interim Financial Statements of Abigail Adams National Bancorp, Inc. as of June 30, 2009.
99.4 *	Audited Financial Statements of Abigail Adams National Bancorp, Inc. for the three years ended December 31, 2008.
99.5 **	Unaudited Pro Forma Combined Condensed Information

_______________________________
*      Exhibits submitted with the Form 8-K filed on October 7, 2009
**      Filed herewith